UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
April 22, 2024
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road,	Palo Alto, California	94304
(Address of principal executive offices)		(Zip code)
(650) 857-1501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2024, HP Inc. (“HP”) held its 2024 annual meeting of stockholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, as described further in Item 5.07 below, HP’s stockholders approved the Fourth Amended and Restated HP Inc. 2004 Stock Incentive Plan (the “Amended 2004 Plan”), which had previously been approved by the Board of Directors of HP, subject to stockholder approval.

The primary change to the Amended 2004 Plan is to make an additional 45,700,000 shares of HP’s common stock available for issuance pursuant to share-based compensation awards granted under the plan. In addition, the Amended 2004 Plan also includes the following amendments: (i) broadening the Administrator's delegation authority to reflect changes in corporate law; (ii) clarification of the incentive stock option granting period; (iii) elimination of default stock option and stock appreciation right leave of absence treatment; (iv) elimination of default repurchase price; and (v) elimination of minimum performance period for cash awards.

A more complete description of the terms of the Amended 2004 Plan can be found in "Board Proposal No. 4 Approval of the Fourth Amended and Restated HP Inc. 2004 Stock Incentive Plan" on pages "83-89" of HP’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 26, 2024 (the “Proxy Statement”), which description is incorporated by reference herein. The description of the Amended 2004 Plan is qualified in its entirety by reference to the full text of the Amended 2004 Plan, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2024 Annual Meeting, as described further in Item 5.07 below, HP's stockholders approved an amendment to HP's Certificate of Incorporation (the "Certificate of Incorporation Amendment") to eliminate the monetary liability of certain HP officers for breaches of the duty of care to the extent permitted by Delaware law, as further described in "Board Proposal No. 5 Approval of Amendment to Certificate of Incorporation to limit the liability of officers as permitted by law" on pages "90-91" of HP's Proxy Statement and previously approved by the Board of Directors of HP.

On April 25, 2024, HP filed a Certificate of Amendment (the "Certificate of Amendment") with the Delaware Secretary of State, giving effect to the Certificate of Incorporation Amendment. Subsequently on April 25, 2024, HP also filed a restated Certificate of Incorporation (the "Restated Certificate of Incorporation"), which incorporates the Certificate of Amendment and all prior amendments to HP's Certificate of Incorporation and removes the reference to HP's incorporator as permitted by Delaware law. The foregoing descriptions of the Certificate of Amendment and the Restated Certificate of Incorporation are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Restated Certificate of Incorporation, respectively, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

	At the 2024 Annual Meeting, stockholders voted on the six proposals outlined in HP’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 26, 2024 and cast their votes as described below.

	Proposal 1
	HP’s stockholders elected twelve individuals to HP’s Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

	Name	Votes For	%(1)	Votes Against	Abstentions	Broker Non-Votes
	Aida M. Alvarez	678,457,939	98.7	9,060,205	1,240,091	129,710,949
	Robert R. Bennett	681,310,674	99.1	6,166,324	1,281,237	129,710,949
	Charles V. Bergh	680,415,020	99.0	7,058,183	1,285,032	129,710,949
	Bruce Broussard	680,890,237	99.0	6,599,950	1,268,048	129,710,949
	Stacy Brown-Philpot	682,833,503	99.3	4,686,476	1,238,256	129,710,949
	Stephanie A. Burns	679,924,437	98.9	7,588,382	1,245,416	129,710,949
	Mary Anne Citrino	682,729,926	99.3	4,782,124	1,246,185	129,710,949
	Richard Clemmer	685,047,585	99.6	2,431,707	1,278,943	129,710,949
	Enrique Lores	685,578,055	99.7	2,079,498	1,100,682	129,710,949
	David Meline	685,185,892	99.7	2,262,154	1,310,189	129,710,949

Judith Miscik	682,876,202	99.3	4,668,069	1,213,964	129,710,949
Kim K.W. Rucker	681,081,326	99.1	6,479,770	1,197,139	129,710,949

Proposal 2
HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2024 as set forth below.

Votes For	%(2)	Votes Against	Abstentions
758,422,775	92.7	58,355,556	1,690,853

Proposal 3
HP’s stockholders approved, by advisory vote, HP’s named executive officer compensation as set forth below:

Votes For	%(2)	Votes Against	Abstentions	Broker Non-Votes
631,879,684	91.7	54,555,507	2,323,044	129,710,949

Proposal 4
HP’s stockholders approved the Fourth Amended and Restated HP Inc. 2004 Stock Incentive Plan as set forth below:

Votes For	%(2)	Votes Against	Abstentions	Broker Non-Votes
645,061,513	93.7	41,669,396	2,027,326	129,710,949

Proposal 5
HP’s stockholders approved an amendment to the Company's Certificate of Incorporation to limit the liability of officers as permitted by law, as set forth below:

Votes For	%(3)	Votes Against	Abstentions	Broker Non-Votes
597,027,210	61.0	90,041,899	1,689,126	129,710,949

Proposal 6
HP’s stockholders did not approve the stockholder proposal to require stockholder ratification of certain termination pay, as set forth below:

Votes For	%(2)	Votes Against	Abstentions	Broker Non-Votes
58,033,760	8.4	628,047,846	2,676,629	129,710,949

(1)	Represents the votes "For" the director nominee as a percentage of all shares voted "For" or "Against" such director nominee.
(2)	Represents the votes "For" the proposal as a percentage of all shares present and entitled to vote on such proposal.
(3)	Represents the votes "For" the proposal as a percentage of the outstanding shares of HP common stock entitled to vote on the proposal.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment.
3.2	Restated Certificate of Incorporation.
10.1	Fourth Amended and Restated HP Inc. 2004 Stock Incentive Plan.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 25, 2024	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	SVP, Deputy General Counsel, Corporate and Corporate Secretary